UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
__________________

September 21, 2005

ULTRA PURE WATER TECHNOLOGIES, INC.
(formerly known as HUNDRED MILE PLUS LTD., INC.)
(Exact Name of Registrant as Specified in Charter)

Florida	000-28267	68-0427012
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

310 East Gloria Switch Road, Lafayette, Louisiana	70507
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(337) 233-7317

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

Effective January 21, 2005, David Dugas resigned as the Chief Executive Officer and a member of the Board of Directors of Ultra Pure Water Technologies, Inc. (the “Company”) to pursue other business interests. The Board of Directors appointed Daniel D. LeBlanc as President and Chief Executive Officer of the Company, effective on such date.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits - none

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PURE WATER TECHNOLOGIES, INC.

Date: September 21, 2005	By:	/s/ Daniel D. LeBlanc

Name: Daniel D. LeBlanc Title: President and Chief Executive Officer